                                  Exhibit 10.1


                       GREENPOINT HOME EQUITY LOAN TRUST
                   Home Equity Loan Asset-Backed Securities
                                 Series 2000-2


                     Distribution Date:  February 15, 2001



                   Original           Beginning                                         Investor                       Ending
                   Investor            Investor                                        Certificate     Investor       Investor
                 Certificate         Certificate       Principal      Interest       Distribution       Loss         Certificate
 Class         Principal Balance   Principal Balance  Distribution   Distribution        Amount         Amount    Principal Balance
-----------------------------------------------------------------------------------------------------------------------------------
  A-1           275,831,000.00     $256,711,671.54  $7,334,361.52  $1,286,232.44     $ 8,620,593.96     $0.00      $249,377,310.01
  A-2            77,669,000.00     $ 73,292,204.25  $1,736,845.54  $  373,942.93     $ 2,110,788.47     $0.00      $ 71,555,358.72
  R            $          0.00     $          0.00  $        0.00  $        0.00     $         0.00     $0.00      $          0.00
  TOTAL        $353,500,000.00     $330,003,875.79  $9,071,207.06  $1,660,175.37     $10,731,382.43     $0.00      $320,932,668.73


                                    AMOUNTS PER $1,000 UNIT
                                     Beginning                                                               Ending
                                      Investor                                            Investor          Investor
                                    Certificate                                         Certificate       Certificate
    Class            CUSIP           Principal         Principal        Interest        Distribution       Principal
                                      Balance        Distribution     Distribution         Amount           Balance
------------------------------------------------------------------------------------------------------------------------
   A-1             395385AD9          930.68462768      26.59005523       4.66311778       31.25317301      904.09457245
   A-2             395385AE7          943.64809967      22.36214624       4.81457119       27.17671744      921.28595343

   Investor Certificate Rates
                    Investor
Class           Certificate Rate
--------------------------------
 A-1                     6.01250%
 A-2                     6.12250%

Investor Certificate Rates based on a LIBOR of:           5.88250%

PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                      Steven Charles
                                                      Bank One, NA
                                                      1 Bank One
                                                      Plaza Chicago, IL 60670

                  Information pursuant to Section 8.8 of the
                     Pooling Agreement dated Sept. 1, 2000

                                                                                  Group 1              Group 2
                                                                           -----------------------------------------
(i)        Unpaid Investor Certificate Interest Shortfall paid                             0.00                 0.00
           Per $1000 of Original Investor Certificate Principal Balance               0.0000000            0.0000000

(ii)       Remaining Unpaid Investor Certificate Interest Shortfall                        0.00                 0.00
           Per $1000 of Original Investor Certificate Principal Balance               0.0000000            0.0000000

(iii)      Servicing Fee                                                             106,966.34            30,482.28
           Gross Interest Collections                                              2,619,968.18           738,790.46

(iv)       Original Pool Balance                                                 272,350,187.97        77,615,878.87
           Beginning Pool Balance                                                256,719,214.52        73,157,481.82
           Loans Removed                                                                   0.00                 0.00
           Loans Added                                                                     0.00                 0.00
           Adjuated Beginning Pool Balance                                       256,719,214.52        73,157,481.82
           Principal Collections                                                  11,075,690.76         3,566,963.74
           Additional Balances                                                     4,134,593.34         1,938,109.20
           Ending Pool Balance                                                   249,778,117.10        71,528,627.28


(v)     Delinquency Information

                                          Group 1                                    Group 2
                            -------------------------------------------------------------------------------
                                                        % of Group                               % of Group
                             Count        Balance         Balance       Count      Balance        Balance
                            -------------------------------------------------------------------------------

        30-59 days             50  2,425,500.21        0.971062%         7    327,352.04       0.457652%
        60-89 days             12    633,045.71        0.253443%         2     89,528.46       0.125165%
        90-119 days             2    124,562.85        0.049869%         0          0.00       0.000000%
       120-149 days             0          0.00        0.000000%         0          0.00       0.000000%
       150-179 days             0          0.00        0.000000%         0          0.00       0.000000%
       180 days or more         0          0.00        0.000000%         0          0.00       0.000000%
           Total               64  3,183,108.77        1.274375%         9    416,880.50       0.582816%


(vi)    Foreclosure, REO and Bankruptcy Information

                                    Group 1                                    Group 2
                        --------------------------------------     ------------------------------------
                                                    % of Group                               % of Group
                         Count        Balance         Balance       Count      Balance        Balance
                        -------------------------------------------------------------------------------
        Foreclosure             11    829,177.90        0.331966%         4  1,414,062.37       1.976918%
            REO                  0          0.00        0.000000%         0          0.00       0.000000%
        Bankruptcies             8    345,562.27        0.138348%         1     39,970.01       0.055880%

                                                                                           Group 1                  Group 2
                                                                                 ------------------------------------------------
(vii)      Liquidation Loss Amount (Current Period)                                                   0.00                   0.00
           Liquidation Loss Amount (Cumulative)                                                       0.00                   0.00

           Cumulative Liquidation Loss:
           Percentage of Original Balance                                                             0.00%                  0.00%
           Percentage of Current Balance                                                              0.00%                  0.00%

(viii)     Six Month Rolling Pool Delinquency Rate                                                      NA                     NA

(ix)       Book Value of REO Properties                                                               0.00                   0.00

(x)        Draws: Policy                                                                              0.00
           Demand Note                                                                                0.00

(xi)       Accelerated                                                                          393,264.10             107,991.00
           Principal Distribution Amount

(xii)      Funds on deposit in the Reserve Fund (Beginning Period)                              575,491.40
           Reserve Fund Deposit                                                               1,002,510.20
           Reserve Fund Withdrawal                                                                    0.00
           Funds on deposit in the Reserve Fund (End of Period)                               1,578,001.60

(xiii)     Has an Event of Servicing Termination occurred?                                                            NO
           Has an Insurer Default occurred?                                                                           NO

(xiv)      Has the Managed Amortization period ended and the Rapid Amortization Period begun?                         NO

(xv)       Specified Overcollateralization Amount                                             6,127,879.23           1,746,357.27
           Overcollateralization Amount                                                         400,807.09                   0.00

                             RECONCILIATION REPORT

                                                                ISSUE DATE       :                        00-Jan-00
DEAL NAME:            GREENPOINT HOME EQUITY                    DISTRIBUTION DATE:                        15-Feb-01
                      LOAN TRUST 2000-2
                      Home Equity Loan                          DETERMINATION DATE                        00-Jan-00
                      Asset-Backed Securities,
                      Series 2000-2
                                                                RUN DATE:                                 06-Feb-01
                                                                                                        03:13:56 PM

I.  CASH RECONCILIATION

A.  Cash Available for Distribution                                         Group 1              Group 2               Total
                                                                      -------------------  -------------------  --------------------
Net Collections Interest Collections - per Servicer Report               $  2,513,001.84      $    708,308.18       $  3,221,310.02
Principal Collections - per Servicer Report                              $ 11,075,690.76      $  3,566,963.74       $ 14,642,654.50
Residual Advance                                                         $          0.00      $          0.00       $          0.00
Cash Released from Reserve Account                                       $          0.00      $          0.00       $          0.00
Additional Balances                                                       ($4,134,593.34)      ($1,938,109.20)       ($6,072,702.54)
----------------------                                               --------------------------------------------------------------
Total Deposit to Collection Account                                      $  9,454,099.26      $  2,337,162.72       $ 11,791,261.98



II.  DISTRIBUTION SUMMARY AND RECONCILIATION

A. Amounts Distributed:

Section 5.01
Trustee Fee                                                                $      1,991.39       $       553.40      $      2,544.79
Premium to Credit Enhancer                                                 $     34,289.38       $     9,838.86      $     44,128.24
Freddie Mac Guarantee Fee                                                  $     10,696.32       $         0.00      $     10,696.32
Investor Certificate Interest and Unpaid Investor Certificate Interest     $  1,286,232.44       $   373,942.93      $  1,660,175.37

Reserve Fund Deposit/(Withdrawal)                                          $    786,528.21       $   215,981.99      $  1,002,510.20


Class A Investor Certificate Principal Distributed                         $  7,334,361.52       $ 1,736,845.54      $  9,071,207.06
Management Fee                                                             $          0.00       $         0.00      $          0.00
Residual Payment                                                           $          0.00       $         0.00      $          0.00
                                                                       -------------------------------------------------------------

Total Distributions                                                        $  9,454,099.26       $ 2,337,162.72      $ 11,791,261.98

Difference (Remains in Collections Account)                                $          0.00       $         0.00      $          0.00
                                                                       =============================================================

Balance Reconciliation
----------------------
Loan Group Beginning Balance                                                256,719,214.52        73,157,481.82      $329,876,696.34
Loan Group Ending Balance                                                   249,778,117.10        71,528,627.28       321,306,744.38
                                                                       -------------------------------------------------------------
Change in Balance                                                             6,941,097.42         1,628,854.54      $  8,569,951.96
Principal Collections                                                        11,075,690.76         3,566,963.74      $ 14,642,654.50
Liquidation Loss Amount                                                               0.00                 0.00      $          0.00
Additional Balances                                                           4,134,593.34         1,938,109.20      $  6,072,702.54
                                                                       -------------------------------------------------------------
Balance Check                                                                       (0.00)               (0.00)               (0.00)
                                                                       =============================================================